UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2022

Quanergy Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39222	88-0535845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 LAKESIDE DRIVE
SUNNYVALE, California		94085
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 408 245-9500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	QNGY	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	QNGY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Base Salary Increases

On August 23, 2022, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Quanergy Systems, Inc. (the “Company”) approved the following changes to the compensation of the Company’s named executive officers.

Name and Position	Prior Annual Salary	Annual Salary Effective September 1, 2022
Kevin Kennedy Chief Executive Officer	$300,000	$375,000
Tianyue Yu Chief Development Officer	$245,000	$290,000
Enzo Signore Chief Marketing Officer	$245,000	$270,000
Bradley Sherrard Chief Revenue Officer	$273,000	$290,000

Named Executive Officer Equity Grants

In addition, on August 23, 2022 the Compensation Committee approved discretionary time-based restricted stock units (“RSUs”) to the Company’s named executive officers in the following amounts:

Name and Position	Number of RSUs
Kevin Kennedy Chief Executive Officer	150,000
Tianyue Yu Chief Development Officer	100,000
Enzo Signore Chief Marketing Officer	100,000
Bradley Sherrard Chief Revenue Officer	100,000

These RSUs were approved pursuant to the Company’s 2022 Equity Incentive Plan (the “2022 Plan”) and the grant date for such RSUs was August 23, 2022. Subject to each named executive officer’s continuous service with the Company, shares of the Company’s common stock issuable in respect of the RSUs will vest in two equal installments on each of November 15, 2023 and November 15, 2024, respectively.

The foregoing summary of the RSUs is not intended to be complete and is qualified in its entirety by reference to the full text of the RSU forms of grant agreement filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 14, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANERGY SYSTEMS, INC.

Dated:	August 26, 2022	By:	/s/ Patrick Archambault
Patrick Archambault Chief Financial Officer